UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 26, 2005

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Supplemental Life Insurance Agreement for E. Pierce Williams

On September 21, 2004, Greer State Bank (the “Bank”), the banking subsidiary of Greer Bancshares Incorporated (the “Company”) and E. Pierce Williams, an Executive Vice President of the Bank, entered into a Supplemental Life Insurance Agreement (the “Williams Agreement”) under which Mr. Williams was granted certain rights to participate in a life insurance policy. Under the arrangement, the Bank will pay the life insurance premiums and, upon the death of the Mr. Williams, the death proceeds will be divided among his designated beneficiary and the Bank. This benefit was granted to Mr. Williams as an incentive for him to remain employed with the Bank and to provide him with a future retirement benefit.

On July 26, 2005, the Williams Agreement was amended pursuant to a First Amendment to the Greer State Bank Supplemental Life Insurance Agreement dated September 21, 2004 for E. Pierce Williams (the “Amendment”). The Bank and Mr. Williams executed the Amendment (1) to correctly identify the options of Mr. Williams to purchase the policy and (2) to eliminate the non-compete covenant. Section 9.2 of the Williams Agreement was amended to reflect that, in the event the Bank terminates the Williams Agreement, Mr. Williams shall have the right to purchase the insurance policy at a purchase price equal to the greater of (a) the premiums paid by the Bank or (b) the cash surrender value of the policy. The Amendment also deleted Section 9.3 in its entirety which prohibited Mr. Williams from competing in any way with the Bank while he is employed by the Bank or during the time he is entitled to receive benefits from the Bank.

The foregoing descriptions of the Williams Agreement and the Amendment are qualified in their entirety by reference to Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

Item 8.01. Other Events.

The Company recently disseminated a letter to shareholders and certain other persons updating them on certain Company matters to date. A copy of such letter is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description
Exhibit 10.1	Greer State Bank Supplemental Life Insurance Agreement by and between the Bank and E. Pierce Williams dated September 21, 2004.

Exhibit 10.2	First Amendment to the Greer State Bank Supplemental Life Insurance Agreement for E. Pierce Williams dated July 26, 2005.

Exhibit 99.1	Shareholder Update dated August 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ J. Richard Medlock, Jr.
Name:	J. Richard Medlock, Jr.
Title:	Chief Financial Officer

Dated: July 29, 2005

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Greer State Bank Supplemental Life Insurance Agreement by and between the Bank and E. Pierce Williams dated September 21, 2004.

Exhibit 10.2	First Amendment to the Greer State Bank Supplemental Life Insurance Agreement for E. Pierce Williams dated July 26, 2005.

Exhibit 99.1	Shareholder Update dated August 2005.